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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 1, 2004


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                        ADVANCED MARKETING SERVICES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                                 0-16002                             95-3768341
(STATE OR OTHER JURISDICTION OF              (COMMISSION FILE NUMBER)                (I.R.S. EMPLOYER
         INCORPORATION)                                                              IDENTIFICATION NO.)

                                              5880 OBERLIN DRIVE                           92121
                                             SAN DIEGO, CALIFORNIA                      (ZIP CODE)
                                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (858) 457-2500


                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                                -----------------





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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

      On June 1, 2004, the Board of Directors of Advanced Marketing Services, Inc. (the "Company"), a Delaware corporation, accepted the resignation of Michael M. Nicita as a Director. The Board of Directors previously accepted Mr. Nicita's resignation as President and Chief Executive Officer of the Company on April 12, 2004. The number of the Company's directors has been reduced to eight.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ADVANCED MARKETING SERVICES, INC.



Date:  June 9, 2004                     By:   /s/Bruce C. Myers
                                              ----------------------------------
                                              Bruce C. Myers
                                              Executive Vice President and Chief
                                              Financial Officer


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